Walden Social Equity Fund

A series of The Coventry Group

Supplement dated January 4, 2011
to the Prospectus Dated August 1, 2010

Effective January 1, 2011, Robert Lincoln will no longer serve as a co-portfolio manager of the Walden Social Equity Fund (the “Fund”). Therefore, all references to Mr. Lincoln are deleted from the prospectus. William H. Apfel, formerly co-portfolio manager of the Fund, will now serve as the Fund’s sole portfolio manager.

This Supplement and the prospectus dated August 1, 2010 provide the information a prospective investor ought to know before investing and should be retained for future reference. The Statement of Additional Information dated August 1, 2010 has been filed with the Securities and Exchange Commission, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-282-8782 extension 7050.

Walden Social Equity Fund

A series of The Coventry Group

Supplement dated January 4, 2011
to Statement of Additional Information Dated August 1, 2010

Effective January 1, 2011, Robert Lincoln will no longer serve as a co-portfolio manager of the Walden Social Equity Fund (the “Fund”). Therefore, the information on pages 20 - 21 in the section entitled “Portfolio Manager Information” is deleted in its entirely and replaced with the following:

Portfolio Manager Information

Domenic Colasacco serves as Portfolio Manager for both the Boston Trust Balanced Fund and the Boston Trust Equity Fund. Kenneth Scott serves as Portfolio Manager for the Boston Trust Small Cap Fund and the Walden Small Cap Innovations Fund. Stephen Moody serves as Portfolio Manager for the Walden Social Balanced Fund, William H. Apfel serves as Portfolio Manager for the Walden Social Equity Fund and Stephen Amyouny serves as Portfolio Manager for the Boston Trust Midcap Fund. The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of March 31, 2010:

	Other
	Registered
	Investment	Assets	Other Pooled	Assets
	Company	Managed	Investment	Managed	Other	Assets Managed
Portfolio Manager	Accounts	($ Millions)	Vehicle Accounts	($ Millions)	Accounts*	($ Millions)

Domenic Colasacco	0	$0	1	$325,377,566	187	$860,482,126

Kenneth Scott	0	$0	0	$0	90	$1,144,213,158

Stephen Moody	0	$0	3	$105,084,521	87	$481,413,594

Robert Lincoln**	0	$0	1	$43,084,712	41	$379,803,509

Stephen Amyouny	0	$0	1	$4,904,846	69	$329,755,619

William H. Apfel	0	$0	2	$88,251,513	80	$525,516,803

*	The majority of these other accounts are invested in one of the other pooled investment vehicles listed above.

**	Resigned effective January 1, 2011.

The Adviser has no performance-based accounts.

               Portfolio managers at the Adviser may manage accounts for multiple clients. Portfolio managers at the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Adviser may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

               The compensation of the portfolio managers varies with the general success of the Adviser as a firm and its affiliates. Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Adviser and its affiliates for the given time period. The portfolio managers’ compensation is not linked to any specific factors, such as a Fund’s performance or asset level.

               The Adviser’s compensation structure is designed to recognize cumulative contribution to its investment policies and process, and client service. Compensation incentives align portfolio manager interests with the long-term interest of clients. Short-term, return based incentives, which may encourage undesirable risk are not employed. Returns and portfolios are monitored for consistency with investment policy parameters.

               The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the potential conflicts associated with managing multiple accounts for multiple clients.

               The dollar range of equity securities beneficially owned by the Funds’ portfolio managers in the Funds they manage as of March 31, 2010 is as follows:

Dollar Ranger of Equity Securities
Portfolio Manager		Beneficially Owned

Domenic Colasacco	Boston Trust Balanced Fund	Over $1,000,000

	Boston Trust Equity Fund	$100,001 - $500,000

Kenneth Scott	Boston Trust Small Cap Fund	$10,001 - $50,000

	Walden Small Cap Innovations Fund	None

Stephen Moody	Walden Social Balanced Fund	$100,001 - $500,000

Robert Lincoln*	Walden Social Equity Fund	$500,001 - $1,000,000

Stephen Amyouny	Boston Trust Midcap Fund	None

William H. Apfel	Walden Social Equity Fund	$100,001 - $500,000

*  Resigned effective January 1, 2011.

This Supplement and the prospectus and Statement of Additional Information dated August 1, 2010 provide the information a prospective investor ought to know before investing and should be retained for future reference. The Statement of Additional Information dated August 1, 2010 has been filed with the Securities and Exchange Commission, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-282-8782 extension 7050.